UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 11, 2006 (September 7, 2006)

KEY ENERGY SERVICES, INC.

(Exact Name of Registrant as Specified in Charter)

Maryland	1-8038	04-2648081
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

1301 McKinney Street, Suite 1800
Houston, Texas 77010
(Address of Principal Executive Offices and Zip Code)

713/651-4300
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐               Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐               Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐               Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐               Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.         Regulation FD Disclosure

Key Energy Services, Inc. (the “Company”) provides the following supplemental information with respect to its announcement on September 6, 2006, which was furnished  by Form 8-K on September 7, 2006.

The Company’s ultimate objective is to become current in its SEC filings.  In order to do so, the Company will have to provide, among other things, three years’ financial statements prepared in accordance with generally accepted accounting principles (GAAP) and audited by an independent registered public accounting firm.  The Company believes that it will be able to provide a balance sheet as of December 31, 2003 that is presented in accordance with generally accepted accounting principles that will serve as an opening balance sheet for preparation of financial statements (including income and cash flow statements) that conform to GAAP, for the three years ended December 31, 2004, 2005 and 2006, respectively.

In light of the passage of time and the need to provide full-year 2006 financial statements to become current, the Company believes that it will become current no earlier than the spring of 2007.  At a conference on September 7, 2006, the Company’s Chief Executive Officer stated that he believes that if the Company does not complete a December 31, 2003 balance sheet that conforms with generally accepted accounting principles within one month, it is unlikely that it will become current in its filings by the spring of 2007. The Company cannot provide any assurance that it will complete the December 31, 2003 balance sheet within that period, and, in any event, the timing of filing 2004, 2005 and 2006 financial statements will be subject to a number of other factors besides when the 2003 balance sheet is completed.  These include, among others, the amount of time required for the Company’s management to complete the financial statements and the amount of time required for the audit of those statements.  If the Company is unable to provide a GAAP balance sheet for December 31, 2003, then it may be unable to prepare the financial statements required by SEC rules in order to become current in 2007.

The information contained in this Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Certain statements contained in this document constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995.  These forward-looking statements are based on current expectations, estimates and projections about the Company, the Company’s industry, management’s beliefs and certain assumptions made by management.  Whenever possible, the Company has identified these “forward-looking statements” by words such as “expects,” “believes,” “anticipates” and similar phrases.  Readers are cautioned that any such forward-looking statements are not guarantees of future performance or the results of the ongoing review and restatements and are subject to certain risks, uncertainties and assumptions that are difficult to predict, including, but not limited to: the impact of the Company’s current restatement process on its results for prior and current periods; uncertainties surrounding the restatement process, including the  predictions for timing of filing and of financial statements and whether such financial statements will conform to GAAP, and the risk of possible changes in the scope and nature of, and the time required to complete, the issuance of audit opinions on the Company’s financial statements.  Because such statements involve risks and uncertainties, the actual results and performance of the Company may differ materially from the results expressed or implied by such forward-looking statements.  Given these uncertainties, readers are cautioned not to place undue reliance on such forward-looking statements.  Unless otherwise required by law, the Company also disclaims any obligation to update its view of any such risks or uncertainties or to announce publicly the result of any revisions to the forward-looking statements made here; however, readers should review carefully reports or documents the Company files periodically with the Securities and Exchange Commission.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KEY ENERGY SERVICES, INC.

Date: September 11, 2006	By:	/s/ Newton W. Wilson, III
Newton W. Wilson, III
Senior Vice President and General Counsel